UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 16, 2011


                               BARON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                       333-146627              26-0582528
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)       Identification Number)

         392 W. Mill Street,
          New Braunfels, TX                                       78130
(Address of principal executive offices)                        (Zip Code)

                                 (830) 608-0300
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On March 16, 2011, Baron Energy, Inc. (the "Company," "we," "us," "our") was served with a copy of a petition filed by a subordinated secured lender, BaseLine Capital, Inc. ("Baseline"), in the District Court of Midland, Texas, 238th Judicial District naming us and our senior secured lender, Newton Energy, Inc. ("Newton"), as defendants (the "Petition"). The Petition alleges we breached our loan agreement, promissory note in the original principal amount of $500,000 (the "Note"), and subordination agreement (collectively, the "Loan Documents") with Baseline, and that Newton breached its subordination agreement with Baseline. We are the successor-in-interest to the Loan Documents pursuant to our merger with the original debtor, Permian Legend Petroleum LP, in February 2010. Newton is the successor-in-interest to the subordination agreement pursuant to an assignment from the original senior creditor, American State Bank, in August 2010.

The maturity date of the Note was August 1, 2010. Per the Petition, the amount due and payable under the Note as of the date of the Petition is $299,813. The
Note is secured by a lien on our rights in thirteen oil and gas properties. The Loan documents prohibit Baseline, without Newton's consent which may not be unreasonably withheld, from commencing any action against us to recover the debt we owe Baseline under the Loan Documents prior to repayment in full of the debt we owe Newton. Baseline sent us a letter, dated January 5, 2011, notifying us and Newton of its belief that an event of default under the Loan Documents has occurred based on a recent sale of our rights in several oil and gas properties other than the thirteen securing our obligations under the Note and the Loan Documents.

Under the Petition, Baseline has demanded a judgment in its favor for its actual damages and attorneys' fees and court costs, together with any pre-judgment and post-judgment interest it may be allowed to by law. We intend to respond to the Petition and defend the action commenced by Baseline. In addition, we will also explore a possible settlement with Baseline. There can be no assurance that we will be successful in defending the Petition or negotiating a settlement with Baseline.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BARON ENERGY, INC.


Date: March 22, 2011                By: /s/ Ronnie L. Steinocher
                                       -----------------------------------------
                                    Name:  Ronnie L. Steinocher
                                    Title: President and Chief Executive Officer


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